August 10, 2005
PROVIDENT INVESTMENT COUNSEL
Flexible Growth Fund, Class I
Select Growth Fund, Class I
Each a series of Advisors Series Trust
Supplement to Prospectus Dated February 28, 2005, as revised on March 18, 2005

Effective July 31, 2005, Derek F. Derman CFA will no longer serve as a portfolio manager of the Provident Investment Counsel Flexible Growth Fund and Provident Investment Counsel Select Growth Fund.

Please disregard all references to Mr. Derman in the Prospectus.

Susan J. Perkins, CFA will continue to serve as portfolio manager, responsible for the day-to-day investment decisions for the Flexible Growth Fund and the Select Growth Fund.

Please retain this Supplement with your Prospectus for reference.